OFFICE/WAREHOUSE LEASE


                            ARTICLE ONE: DEFINITIONS
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Section 1.1. DATE OF LEASE: November 1, 1999.
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Section 1.2. COMMENCEMENT DATE: The date on which the term of this Lease and the accrual of Rent begins which shall be the earlier of (i) substantial completion of Landlord's Work which is estimated to be December 1, 1999 (the "Estimated Commencement Date"); or (ii) the date Tenant first occupies the Premises including, without limitation, for the purpose of installing Tenant's fixtures and equipment or to complete any finish work to be performed by Tenant.

Section 1.2.1. LANDLORD: Penn Florida Venture IV, a Florida limited partnership. Address of Landlord: C/O Penn-Florida Capital, Corp., 1515 North Federal Highway, Suite 306, Boca Raton, Florida 33432.

Section 1.3. LANDLORD'S WORK. The improvements to the Premises to be completed by Landlord as provided in the work letter attached hereto as Exhibit "A".

Section 1.4. Building. The office/warehouse improvements comprising a part of the Project in which the Premises are located.

Section 1.5. TENANT: New Age Cities.Com, Inc. as a Florida corporation

             Mailing Address of Tenant:       1141 South Rogers Circle,
                                              Suite #7 Boca Raton, Florida
                                              33487-27 10

Section 1.6. PROJECT. The offlce/warehouse project located at 1141 South Rogers Circle, Boca Raton, Florida, consisting of 70,927 square feet of Rentable Area, the legal description of which is provided on Exhibit "B" attached hereto.

Section 1.7. PREMISES: Suite #7, of the Project which Landlord and Tenant agree contains 5,145 square feet of rentable floor area.

Section 1.8. LEASE TERM: Commencing on the Commencement Date and ending sixty
(60) full calendar months after the Commencement Date.

Section 1.9. Lease Year or Year. A twelve (12) full calendar month period beginning on the Commencement Date and each anniversary of the Commencement Date.

Section 1.10. LANDLORD'S BROKER: Penn-Florida Realty Corp.

Section 1.11. TENANT'S BROKER: None.

Section 1.12. OPERATING EXPENSES: All expenses of every kind incurred by Landlord with respect to the ownership, management, operation, insuring, improvement, replacement, promotion and maintenance of the Project including, without limitation, insurance premiums, waste removal, lighting, drainage, utilities and other services provided through Landlord or to the common areas of the Project, any property taxes, assessments, governmental charges and owners dues of any kind and nature whatsoever. All such Operating Expenses shall be recorded on a accrual basis and in accordance with acceptable principles of sound management and accounting practices applicable to similar projects.

Section 1.13. Security Deposit: Eleven Thousand Four Hundred Thirty-Four Dollars and Fifty-Nine Cents ($11,434.59).

Section 1.14 BASE RENT: For the initial Lease Year Base Rent shall be Forty-Three Thousand Seven Hundred Thirty-Two Dollars and Fifty Cents ($43,732.50), (i.e., $8.50 /R/S/F/Yr which amount shall be adjusted as provided herein for each Lease Year after the initial Lease Year. Payment of Base Rent shall commence on the Commencement Date.

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Section 1.15. ADDITIONAL RENT: Tenant's Proportionate Share of Operating
Expenses, sales or other taxes, taxes imposed on rents to use the Premises which Tenant shall pay and any other amounts payable by Tenant pursuant to the terms of this Lease.

Section 1.16. LAST MONTHS RENT: The amount of Five Thousand Seven Hundred Seventeen Dollars and Thirty Cents ($5,717.30).

Section 1.17. DISCOUNT RATE: The percentage rate which is equal to the equivalent yield on U.S. Treasury obligations having a maturity as near as possible to the remaining term of this Lease as reported in the WALL STREET JOURNAL on the date in question.

Section 1.18. RENT: Base Rent and Additional Rent.

Section 1.19. TENANT'S PROPORTIONATE SHARE: Seven and twenty-six one hundredths percent (7.26%) the amount that is the percentage determined by dividing the rentable area of the Premises by the rentable area of the Project.

Section 1.20. CALENDAR MONTH. The period of time beginning on the first day of any given calendar month and continuing until the last day of such month, partial months shall not be considered a full calendar month.

                            ARTICLE TWO: LEASE TERM.

Section 2.1. LEASE OF PREMISES FOR LEASE TERM: Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term. Promptly after the Commencement Date, Landlord and Tenant shall execute a memorandum in the form attached hereto as Exhibit "C" acknowledging the Commencement Date and the Lease Term.

Section 2.2. DELAY IN COMMENCEMENT: Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Premises to Tenant on the Estimated Commencement Date and such failure to deliver shall not affect this Lease or the obligations of Tenant under this Lease. If Landlord does not deliver possession of the Premises to Tenant within one hundred eighty days (180) days after the Estimated Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the one hundred eighty day
(180) day period ends. If Tenant gives such notice, the Lease shall be canceled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Premises to Tenant.

Section 2.3. EARLY OCCUPANCY: If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

Section 2.4. HOLDING OVER: Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damage incurred by Landlord from any delay by Tenant in vacating the Premises. If Tenant does not vacate the Premises upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Premises shall be a tenancy at sufferance, subject to all of the terms of this Lease, except that the Base Rent then in effect shall be increased to be the maximum allowed by Florida law.

Section 2.5. PROJECT CONSTRUCTION. Tenant acknowledges that the Project is to be constructed by Landlord and that prior to commencement of construction Landlord must obtain certain governmental permits, approvals, and the necessary construction financing. If Landlord is not successful in obtaining the foregoing permits, approvals and financing for any reason within ten (10) days following the date of such notice, Landlord shall notify Tenant in writing, in which case, either Landlord or Tenant may cancel this Lease by written notice to the other. Upon such termination, all deposits will be returned to Tenant and neither Landlord nor Tenant shall have any further liability hereunder.

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Section 3.1. Time and Manner of Payment: Tenant agrees to pay Landlord the Base
Rent, without notice or demand, in equal monthly installments in advance, on or before the first day of each and every successive calendar month during the Lease Term. Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment provided herein based upon a thirty
(30) day month. Said rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America and payable at Landlord's address or at such other place as Landlord may from time to time designate in writing.

Section 3.2. Base Rent Adjustment; Cost of Living Index: The Base Rent shall be increased on each anniversary date of the Commencement Date so that the Base Rent for the ensuing Lease Year shall be equal to the Base Rent for the Lease Year then ending multiplied by 105%.

       ARTICLE FOUR: OPERATING EXPENSES; OTHER CHARGES PAYABLE BY TENANT.

Section 4.1. OPERATING EXPENSES: Tenant shall pay monthly as Additional Rent an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of the estimated Operating Expenses. For the period from the Commencement Date to the date of the first adjustment as provided below, Tenant shall pay One Thousand Twenty-Two Dollars and Fifty-Seven Cents ($1,022. 57)per month as the estimated Tenant's Proportionate Share of Operating Expenses. Each calendar year on or before April 1, or as soon thereafter as is reasonably possible, Landlord shall deliver to Tenant a statement setting forth Landlord's reasonable estimate of the Operating Expenses for the then current calendar year and shall furnish to Tenant a statement (the "Expense Statement") which shall set forth the actual Operating Expenses for the prior calendar year. Tenant shall continue to pay monthly installments in the current amount until Tenant receives notice of a change in payment from Landlord and thereafter each monthly installment will be increased by a prorata portion of the amount by which the payments which have been made in the calendar year are less than the amount due at the increased installment rate. Landlord agrees to keep true and accurate records of the Operating Expenses of the Building in accordance with generally accepted accounting principles. After delivery of the Expense Statement, there shall be an adjustment between Landlord and Tenant such that after said adjustment Tenant will have paid the Additional Rent amount due in accordance with this section. Payment pursuant to said adjustment to Landlord or Tenant, as the case may be, shall be made within thirty (30) days from the date of Tenant's receipt of the Expense Statement. For any period less than a full calendar month or year, Tenant's Additional Rent under this section shall be prorata based on actual expenses for that calendar year or month. In the event that less than ninety-five percent (95%) of the total square footage in the Project is occupied by tenants at all times during any calendar year, then Operating Expenses for such year shall include all additional costs, expenses and disbursements that Landlord reasonably determines would have been incurred had ninety-five percent (95%) of the total square footage in the Project been occupied at all times during such year by tenants.

Section 4.2. PERSONAL PROPERTY TAXES.
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             (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall exert Tenant's best efforts to have personal property taxed separately from the Premises.

             (ii) If any of Tenant's personal property is taxed with the Premises, Tenant shall pay Landlord the taxes for the personal property within ten (10) days after Tenant receives a written statement from Landlord for such personal property taxes.

Section 4.3. UTILITIES: Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises. However, if any services or utilities are jointly metered with other portions of the Project, Landlord shall include such costs in Operating Expenses. Landlord reserves the right to require Tenant to install separate meters for any utility service supplied through joint meters which installation cost shall be Tenant's expense.

Section 4.4. Insurance and Indemnity:

          (a) LIABILITY INSURANCE. Tenant shall, at Tenant's sole cost and expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Landlord and Tenant against any liability arising out of the ownership,

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use, occupancy or maintenance of the Premises and all areas appurtenant thereto.
Such insurance shall be provided through a combined single limit policy in an amount not less than $ 1 ,000,000 per occurrence. The policy shall insure performance by Tenant of the indemnity provision of this Section. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Executed copies of such policies of insurance or certificates thereof shall be delivered to the Landlord within thirty (30) days after the Commencement Date.

          (b)      PREMISES INSURANCE.

                   (i) Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Project, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Project), and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for a payment of loss thereunder to Landlord or to the holder of mortgages or deeds of trust on the Premises. The Tenant shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering Rent and Operating Expenses for a period of one year, with loss payable to Landlord. Tenant shall pay the cost of such insurance directly and provide Landlord proof of such insurance and payment of the premiums therefor.

                   (ii) Tenant shall pay for any increase in the property insurance obtained by Landlord if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

                   (iii) The Landlord shall not insure Tenant's fixtures, equipment or tenant improvements.

          (c) INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of not less than "A", or such other rating as may be required by a lender having a lien on the Project, as set forth in the most current issue of "Best Insurance Guide." No policy carried by Tenant shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior notice to Landlord. Prior to the expiration of such policies, Tenant shall furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies carried by Landlord. If Tenant does or permits to be done anything which shall increase the cost of the insurance policies referred to in this Section, then Tenant shall forthwith upon Landlord's demand reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance.

          (d) WAIVER OF SUBROGATION. Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under this Section, which perils occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          (e) INDEMNITY. Tenant shall indemnify and hold harmless Landlord and Landlord's officers, agents, employees, partners, successors and assigns from and against any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further Indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of the Tenant, or any of Tenant's agents, contractors, or employees, and from and against all cost, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in ease any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to

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Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damages to property or injury to persons, in, upon or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

Section 4.5. LATE CHARGES:~ Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Premises. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

Section 4.6. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at a rate equal to the maximum rate allowable under applicable law (the "Default Rate") from date that said payment was originally due. However, said interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease.

                        ARTICLE FIVE: USE OF THE PROPERTY
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Section 5.1. PERMITTED USES: Tenant may use the Premises only for manufacturing, production, warehousing, sales, storage, distribution, and offices for internet products and services and for no other uses whatsoever except those approved by Landlord in writing.

Section 5.2. MANNER OF USE: Tenant shall not cause or permit the Premises to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the Project, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Premises and shall promptly take and pay for all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Premises, including, without limitation, the Occupational Safety and Health Act and the Americans with Disabilities Act.

Section 5.3. USES PROHIBITED: Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the Premises which will in any way increase the existing rate on or affect any fire or other insurance upon the Project or any of its contents, or cause a cancellation of any insurance policy covering the Project or any part thereof or any of its contents.

Section 5.4. SIGNS AND AUCTIONS: Tenant shall not place any signs on the Premises without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriffs sales at the Premises.

Section 5.5. LANDLORD'S ACCESS: Landlord or its agents may enter the Premises at all reasonable times to show the Premises to potential buyers, investors or tenants or other parties, or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord shall at all times have and retain a key with which to unlock all of the standard entrances and exit doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Landlord may place customary "For Sale" or "For Lease" signs on or about the Premises, but may not place such signs in or in front of the Premises until one hundred eighty (180) days prior to the end of the Lease Term or if Tenant vacates the Premises prior to expiration of the Lease Term.

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Section 5 .6. QUIET POSSESSIONS If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy quiet possession of the Premises for the full Lease Term, subject to the provisions of this Lease.

Section 5.7. HAZARDOUS MATERIALS: For purposes of this Lease, "Hazardous Material" means any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials, or substances within the meaning of any applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste substance or material, all as amended or hereafter amended. Hazardous Material shall also include, without limitation, crude oil or any fraction thereof, any radioactive material, asbestos in any form or condition, radon, polychlorinated biphenyls ("PCBs") or substances or compounds containing PCBs, medical waste and noxious chemicals used in any construction on the Premises.

          Tenant agrees not to keep in or on the Premises any inflammable, combustible or explosive substance nor any substance which would create or tend to create a dangerous or combustible condition (other than cleaning products and other substances of the sort and in quantities customarily kept in similar operations provided same are kept and used in accordance with applicable laws). Tenant agrees not to cause or allow the presence, storage, use, maintenance or removal of Hazardous Materials in or about the Premises without Landlord's prior written consent. If Tenant's business requires use or possession of Hazardous Materials, Tenant must advise Landlord and obtain Landlord's written consent before bringing any Hazardous Materials onto or creating such condition on or within the Premises. If Tenant uses or maintains Hazardous Materials on or in the Premises, Tenant agrees to handle, store, transport and dispose of all Hazardous Materials at Tenant's sole cost and expense in accordance with all then-existing local, state and federal rules and laws. Provided it is lawful to do so, Tenant agrees to enter into a contracts) with a company certified to handle the Hazardous Materials for the transport and disposal of all Hazardous Materials from the Premises. A copy of all such contracts and all renewals must be provided to Landlord.

          Landlord may, at Landlord's sole option, now or in the future, obtain a report from an environmental consultant of Landlord's choice as to whether Tenant has been or is currently using any part of the Premises for the improper use, handling, storage, transportation or disposal of Hazardous Materials. If any such report indicates such improper use, handling, storage, transportation or disposal of Hazardous Materials, Tenant agrees to immediately reimburse Landlord for the cost of obtaining the environmental report, and, in addition, Landlord may require that all violations of the law with respect to the Hazardous Materials be corrected and/or that Tenant obtains all necessary environmental permits and approvals. If Tenant fails to correct any such violations) of law and/or fails to obtain such necessary permits within a reasonable time after demand from Landlord, then Landlord may declare this Lease in default and/or may cause the Premises and any surrounding areas to be freed from the Hazardous Materials at Tenant's sole cost and expense which Tenant agrees to pay on demand from Landlord as additional rent.

          Tenant hereby agrees to indemnify, defend, save and keep Landlord, and Landlord's officers, employees, partners, successors and assigns, harmless from any and all liabilities, obligations, charges, losses, damages, penalties, claims, actions and expenses, including without limitation, engineers' and professional fees, soil tests and chemical analysis, court costs and legal fees and expenses through all trial, appellate and administrative levels, imposed on, incurred by or asserted against Landlord, in any way relating to, arising out of, or in connection with the use, handling, storage, transportation or disposal of the Hazardous Materials on the Premises and/or the Project. The foregoing indemnification shall survive any assignment or termination of this Lease.

Section 5.8. COMMON AREAS AND PARKING FACILITIES: All automobile parking facilities, driveways, entrances and exits thereto, and other facilities in the Project furnished by Landlord, including, but not limited to, parking facilities, truckway or ways, loading areas, pedestrian walkways and ramps, landscaped areas, stairways, corridors, and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers (the "Common Areas"), shall be subject to the exclusive control and management of Landlord subject to the Rules and Regulations set forth on Exhibit "D" attached hereto (the "Rules"), and Landlord shall have the right from time to time to modify and enforce the Rules; to police the same; from time to time to change the area, level and location and

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arrangement of the Common Areas, and other facilities herein above referred to;
to restrict parking by and enforce parking charges (by operation of meters or otherwise) to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers; to close all or any portion of the Common Areas to such extent as Landlord may desire or as may in the opinion of Landlord's counsel be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of any public areas or Common Areas; to discourage non-tenant parking; to charge a fee for visitor and/or customer parking; and to do and perform such other acts in and to said areas and improvements as, in the sole judgment of Landlord, Landlord shall determine to be advisable. Tenant, its employees, customers and invitees shall have the non-exclusive right to use the Common Areas in common with other tenants for the purposes for which constructed subject to the Rules. Landlord will operate and maintain the Common Areas, and other areas referred to above in such manner as Landlord shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to designate a manager of the Common Areas and other areas who shall have full authority to make and enforce rules and regulations regarding the use of the same or to employ all personnel and to make and enforce all rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas and other areas. Reference in this paragraph to parking facilities shall be construed as giving Tenant, its employees, invitees and customers hereunder rights and/or privileges to the use of not more than 2.3 parking spaces per 1,000 square feet of rentable area in the Premises. Tenant, its employees, invitees and customers shall not use more than the number of parking spaces set forth above.

          ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE. REPAIRS AND
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                                  ALTERATIONS.
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Section 6.1. EXISTING CONDITIONS/LANDLORD'S WORK: Subject to the completion of
Landlord's Work, Tenant accepts the Premises in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Premises or the suitability of the Premises for Tenant's intended use. Landlord agrees to complete Landlord's Work with diligence, subject to delays due to causes beyond its reasonable control. The Premises shall be deemed substantially completed and possession delivered when Landlord has substantially completed the Landlord's Work, subject only to the completion of items on Landlord's punch list. The taking of possession of the Premises by Tenant shall be deemed conclusively to establish that the Landlord's Work and the Premises have been completed and are in good and satisfactory condition as of the date possession is so taken except for items on Landlord's punchlist which may be completed at a later date. In the event of any dispute as to when and whether the work performed or required to be performed by Landlord has been substantially completed, the certificate of occupancy or equivalent document issued by the local governmental authority shall be conclusive evidence of such completion, effective on the date of issuance of any such certificate or equivalent document.

Section 6.2. EXEMPTION OF LANDLORD FROM LIABILITY: Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Premises, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) condition arising in or about the Premises or upon other portions of any building of which the Premises is a part, or from other sources or places; or (d) any act or omission of any other tenant of the Building. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

Section 6.3. MAINTENANCE BY TENANT: Tenant shall at all times during the Lease Term keep the Premises (including maintenance of exterior entrances, all glass and show window moldings) and all partitions, doors, doorjams, door closures, door hardware, fixtures, equipment and appurtenances thereof (including electrical, lighting, heating and plumbing, and plumbing fixtures, and any air conditioning systems, including leaks around ducts, pipes, vents, or other parts of the air conditioning, heating or plumbing systems which protrude through the roof) in good order, condition

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and repair including replacements (including reasonable periodic interior painting as determined by Landlord). Tenant shall also repair any damages to the structural portions of the roof and Project resulting from Tenant's negligent acts or omissions or anyone acting or claiming under Tenant as a result of the failure of Tenant or any one claiming under Tenant, to perform or observe the covenants or conditions in this Lease contained or resulting from alterations, additions or improvements to the premises made by Tenant or anyone claiming under or acting through Tenant.

Tenant shall contract with a service company approved by Landlord for the maintenance of the heating and air conditioning equipment and/or evaporative coolers servicing the Premises with a copy of the service contract to be furnished to the Landlord within thirty (30) days after the Commencement Date, and a copy of any subsequent contracts to be furnished from time to time during the Lease Term. If Tenant refuses or neglects to furnish a copy of a maintenance contract for said heating and air conditioning equipment and/or evaporative coolers Landlord may contract for such maintenance and will bill Tenant for the cost, plus twenty percent (20%) overhead, and Tenant agrees to reimburse Landlord for the cost within ten (10) days of Landlord's billing.

Section 6.4. MAINTENANCE BY LANDLORD: If Tenant refuses or neglects to maintain or repair the Premises as required hereunder, and to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may make such repairs without liability to the Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or property or to Tenant's business thereof, and upon completion thereof, Tenant shall pay Landlord's cost for making such repairs, plus twenty percent (20%) for overhead, upon presentation of a bill therefore. Landlord shall maintain, repair and replace the roof and roof membrane, the exterior walls, and the structural portions of the Project, and shall periodically paint the exterior walls of the Building from time to time as determined to be necessary by Landlord or its designee, and subject to the obligations of Tenant under the provisions of this Lease, Landlord shall repair and replace plumbing, utility and/or sewer lines and mains which service the Premises.

Section 6.5. ALTERATIONS, ADDITIONS AND IMPROVEMENTS: Tenant shall not make any alterations, additions, or improvements to the Premises without Landlord's prior written consent, except for non-structural alterations which do not exceed Five Thousand Dollars ($5,000.00) in cost cumulatively over the Lease Term and which are not visible from the outside of the Building. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations made upon Landlord's written request after the end of the Lease Term. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor licensed in the State of Florida approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

          Tenant agrees that Tenant will pay all liens of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character, and will indemnify Landlord against all expenses, costs and charges, including bond premiums for release of liens and attorneys fees and costs reasonably incurred in and about the defense of any suit in discharging the Premises or any part thereof from any liens, judgments, or encumbrances caused or suffered by Tenant. In the event any such lien shall be made or filed, Tenant shall bond against or discharge the same within ten (10) days after the same has been made or filed. It is understood and agreed between the parties to this lease that the expenses, costs and charges above referred to shall be considered as Rent due and shall be included in any lien for Rent.

          Tenant shall not have any authority to create any liens for labor or material on Landlord's interest in the Premises and all persons contracting with Tenant for the destruction or removal of any facilities or other improvements or for the erection, installation, alteration, or repair of any facilities or other improvements on or about the Premises, and all materialmen, contractors, mechanics, and laborers are hereby charged with notice (which notice Tenant shall deliver in writing to each such party prior to the commencement of any service by said party) that they must look only to Tenant and to Tenant's interests in the Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Tenant. The provisions of this paragraph are set forth in a notice which has been recorded by Landlord in the Public Records of Palm Beach County, Florida.

Section 6.5.1. SURRENDER OF PREMISES. At the expiration or earlier termination of the tenancy hereby created, Tenant shall surrender the Premises in the same condition as the Premises were delivered under this Lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes, and vaults, if any, in the Premises. Tenant shall remove all its trade fixtures, and any alterations or improvements, before surrendering the premises as aforesaid and shall repair any damage to the Premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease. Prior to vacating the Premises, Tenant shall provide Landlord with a written statement from a reputable heating, ventilation, and air conditioning (HVAC) company that certifies that the HVAC equipment was inspected and serviced, if necessary, within the last thirty (30) days of the Lease Term and is in good working order. This certification is to be at Tenant's sole expense.

Section 6.6. RULES AND REGULATIONS: The Tenant agrees that in its use of the Premises and the Project Tenant and its employees, invitees, customers and contractors will comply with the Rules.

          Landlord reserves the right from time to time to amend or supplement the Rules, and to adopt and promulgate additional rules and regulations and amendments and supplements thereto, copies of which shall be given to the Tenant. Tenant agrees to promptly comply with all such rules and regulatiOns upon notice to Tenant from Landlord.

                      ARTICLE SEVEN: DAMAGE OR DESTRUCTION.
                                     ----------------------

Section 7.1. PARTIAL DAMAGE TO PREMISES: Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Premises. If the Premises are only partially damaged and if the proceeds received by Landlord from the insurance policies maintained by Landlord are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage an soon as reasonably possible. Landlord shall not be required to make repairs or replacements of any damage to fixtures, equipment, personal property or leasehold improvements of Tenant's. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause or the damage is not covered by the insurance policies which Landlord maintains, Landlord may elect either to (a) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (b) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies, and, if the damage was due to an act or omission of Tenant, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If the damage to the Premises occurs during the last six (6) months of the Lease Term, Landlord may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. In such event, Landlord shall not be obligated to repair or restore the Premises and Tenant shall have no right to continue this Lease. Landlord shall notify Tenant of its election within thirty (30) days after receipt of notice of the occurrence of the damage.

Section 7.2. TOTAL OR SUBSTANTIAL DESTRUCTION: If the Premises are totally or substantially destroyed by any cause whatsoever, or if the Building is substantially destroyed (even though the Premises are not totally or substantially destroyed), the Lease shall terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance proceeds. However, if the Premises can be rebuilt within one hundred eighty
(180) days after the date of destruction, Landlord may elect to rebuild the Premises at Landlord's own expense, in which case, this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after the occurrence of total or substantial destruction. If the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

Section 7.3. TEMPORARY REDUCTION OF RENT: If the Premises are destroyed or damaged and

Landlord repairs or restores the Premises pursuant to the provisions of this Lease, any Base Rent and Additional Rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Premises is impaired. However, the reduction shall not exceed the lesser of the sum of one year's payment of Base Rent and Additional Rent or the proceeds received by Landlord from Landlord's loss of income insurance coverage. Except for such possible reduction in Base Rent and Additional Rent, Tenant shall not be entitled to any compensation, reduction, or reimbursement for Landlord as a result of any damage, destruction, repair, or restoration of or to the Premises.

                          ARTICLE EIGHT: CONDEMNATION.
                                         -------------

If all or any portion of the Premises is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the Building is taken, Landlord may terminate this Lease as of the date the condemning authority takes title or possession by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes possession). If Landlord does not terminate this Lease, this Lease shall remain in effect as to the portion of the Premises not taken, except that the Base Rent shall be reduced in proportion to the reduction in floor area of the Premises. A Condemnation award or payment shall be distributed in the following order: (a) to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Premises, the amount of its interest in the Premises; and (b) to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. if this Lease is not terminated, Landlord shall repair any damage to. the Premises caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to~ either terminate this Lease or make such repair at Landlord's expense.

                    ARTICLE NINE: ASSIGNMENT AND SUBLETTING.
                                  --------------------------

Section 9.1. LANDLORD'S CONSENT REQUIRED: No portion of the Premises or Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided below. Landlord shall grant or withhold its consent as provided below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership any cumulative transfer of more than twenty-five percent (25%) of the partnership interests shall constitute an assignment and shall require Landlord's consent. If Tenant is a corporation, any change in a controlling interest of the voting stock of the corporation shall constitute an assignment and shall require Landlord's consent.

Section 9.2. NO RELEASE OF TENANT: No transfer permitted under this Lease, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the Rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of Rent from any other person is not a waiver of any provision of this Lease. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease. If Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, between the rent (or any other consideration) paid in connection with such assignment or sublease and the Rent payable by Tenant hereunder.

Section 9.3. LANDLORD'S ELECTION: Tenant's request for consent to any transfer described above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and rent and security deposit payable under any assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right (a) to withhold consent; (b) to grant consent; or
(e) if the transfer is a sublease of the Premises or an assignment of this Lease, to terminate this Lease as of the effective date of such sublease or assignment and enter into a direct lease with the proposed assignee or subtenant.

Section 9.4. NO MERGER: No merger shall result from Tenant's sublease of the Premises, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.

                        ARTICLE TEN: DEFAULTS; REMEDIES.
                                     -------------------

Section 10.1. COVENANTS AND CONDITIONS: Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

Section 10.2. EVENTS OF DEFAULT: Tenant shall be in material default under this
Lease:

          If any one or more of the following events (herein sometimes called "Events of Default") shall happen and shall not have been remedied as herein provided:

          (a) if default shall be made in the due and punctual payment of any Rent payable under this Lease when and as the same shall become due and payable;

          (b) if default shall be made in the due and punctual payment of any other sum or charge payable under this Lease or any part thereof when and as the same shall become due and payable, and such default shall continue for a period often (10) days after receipt by Tenant of notice from Landlord specifying the default; or

          (e) if default shall be made by Tenant in the performance of or compliance with any other provision of this lease, and such default shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant specifying the nature of such default, or, in the case of a default which cannot with reasonable diligence be cured within such period of thirty (30) days, if Tenant fails to proceed with all reasonable diligence within such period of thirty (30) days to cure the same and thereafter to prosecute the curing of such default with all reasonable diligence (it being intended that in connection with a default not susceptible of being cured with reasonable diligence within thirty (30) days the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all reasonable diligence).

Section 10.3. REMEDIES. Upon the occurrence of an Event of Default, Landlord shall have the following rights and remedies:

          (a) The right to terminate this Lease by written notice to Tenant. In the event of a termination of this Lease by reason of an Event of Default, Tenant shall immediately pay the difference, discounted to present value using the Discount Rate, between the Rent due for the residue of the Lease Term plus any other sums which may be due Landlord and the amount Landlord demonstrates Landlord is reasonably likely to recover from reletting the Premises for the residue of the Lease Term hereunder and surrender possession and vacate the Premises immediately, and deliver possession to Landlord, and hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to expel or remove Tenant and any others who may be occupying or within the Premises, and to remove any and all property therefrom using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law. Tenant expressly waives the service of any demand for payment of Rent or for possession and the service of any notice of Landlord's election to terminate this Lease or reenter the Premises, except as provided in this Article, and agrees that the simple breach of any covenants or provisions of this Lease by Tenant shall, of itself, without the service of any notice or demand whatsoever, constitute an unlawful detainer by Tenant of the Premises within the meaning of the Statutes of the State of Florida.

          (b) Landlord shall have the right to terminate Tenant's right to possession only, without terminating the Lease by written notice to Tenant whereupon Landlord may at Landlord's option, enter into the Premises, remove Tenant's signs and other evidence of tenancy, and take and hold possession thereof without such entry and possession terminating the Lease or releasing Tenant, in whole or in part from Tenant's obligation to pay the Rent hereunder for the full Term, and in any such case Tenant shall pay forthwith to Landlord, a sum equal to the entire amount of the Rent plus any other sums then due hereunder. Upon retaking possession of the Premises without termination of this Lease, Landlord shall list the Premises with the broker then handling the leasing of the Project, or at Landlord's option, any other reputable broker, and will not arbitrarily decline to accept offers to lease at asking rentals and terms or substantially equivalent rates and terms for qualified (i.e. in terms of credit worthiness, reputation, experience and compatibility with other tenants of the Project) prospective tenants. Landlord shall have no obligation to favor the Premises over any other vacant space in the Project. Upon and after entry into possession of the Premises without termination of the Lease, Landlord may relet the Premises or any part thereof with or without any furniture that may be therein, as the agent of Tenant, to any person, firm or corporation other than Tenant for such Rent, for such time and upon such terms as Landlord in Landlord's sole discretion shall determine; and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly, the full amount of the Rent reserved in the Lease, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the Rent reserved herein, together with the costs and expenses of Landlord, Landlord shall pay the surplus to Tenant.

Section 10.4. REMOVAL OF PROPERTY: Tenant hereby irrevocably appoints Landlord as agent and attorney-in-fact of Tenant, to enter upon the Premises on the occurrence of an Event of Default and to remove any and all furniture and personal property whatsoever situated upon the Premises. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upOn demand, all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Landlord may place such property in storage for the account of, and at the expense of Tenant, and if Tenant fails to pay the cost of storing such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant for the payment of any part of such charges or the removal of any of such property and shall apply the proceeds thereof, first to such sale, including reasonable attorneys' fees; second, to the payment of the costs and charges of storing any property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof, and fourth, the balance, if any, to Tenant. The removal and storage of Tenant's property as above provided shall not constitute a waiver of Landlord's lien thereon.

Section 10.5. CUMULATIVE REMEDIES: Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy provided in this Lease, at law or in equity.

                     ARTICLE ELEVEN: PROTECTION OF LENDERS.
                                     ----------------------

Section 11.1. SUBORDINATION: This Lease and Tenant's rights hereunder are and shall be subordinate and inferior to any ground lease, deed of trust or mortgage encumbering the Project, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. If any ground lessor, beneficiary or mortgagee elects to have this Lease rank prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

Section 11.2. ATTORNMENT: If Landlord's interest in the Project is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Project and recognizes such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate the Lease or surrender possession of the Premises upon the transfer of Landlord's interest.

Section 11.3. SIGNING OF DOCUMENTS: Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. Such subordination and attornment documents may contain such provisions as are customarily required by any ground lessor, beneficiary under a deed of trust or mortgage. If Tenant fails to do so within ten (10) days after written request, Tenant shall be in default under this Lease and further hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

Section 11.4. ESTOPPEL CERTIFICATES:

          (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) that the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed of trust or lien to which the Premises is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request or Tenant shall be in default under this Lease. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Premises. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct. Unless Landlord has received a written statement to the contrary within such ten
(10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) unless provided otherwise, that not more than one month's Base Rent or other charges have been paid in advance; and
(iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

Section 11.5. TENANT'S FINANCIAL CONDITION. Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Premises. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

                          ARTICLE TWELVE: LEGAL COSTS.
                                          ------------

Section 12.1. LEGAL PROCEEDING: Tenant shall reimburse Landlord, upon demand, for any costs or expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease, whether or not suit is commenced or judgement entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights, in appellate actions or otherwise. Furthermore, if any action for breach of or to enforce provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and cost. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in any such claim or action.

Section 12.2. LANDLORD'S CONSENT: Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under a proposed assignment or subletting, or in connection with any other act which Tenant proposes to do and which requires Landlord's consent. In each instance where Landlord's consent is required under this Lease, Landlord's consent may be given or withheld in Landlord's sole discretion unless otherwise expressly provided in this Lease.

                   ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS.
                                     -------------------------

Section 13.1. NON-DISCRIMINATION: Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on a basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Premises or any portion thereof.

Section 13.2. LANDLORD'S LIABILITY: CERTAIN DUTIES:
              -------------------------------------

          (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Premises or the leasehold estate under a ground lease of the Premises at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee the Security Deposit, if any, previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

          (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord. Landlord shall not be in default under this Lease unless Landlord fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such nonperformance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

         (c) Tenant's right to recover damages or any other amount from Landlord by reason of the Lease or the actions or in actions of Landlord shall be strictly limited to the Project and Tenant shall have no right to recovery out of any assets of the Landlord or Landlord's officers, directors, partner or principals. This provision is not intended to be a measure or liquidation of Landlord's liability with respect to any particular breach and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder except to determine the absolute maximum amount of Landlord's liability and the assets of Landlord out of which such liability may be satisfied.

          (d) Upon execution of this Lease Tenant shall deposit with Landlord a Security Deposit and Last Months Rent in the amounts set forth in Article 1. Landlord may apply all or part of the Security Deposit and Last Months Rent to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit and Last Months Rent, Tenant shall restore the Security Deposit and Last Months Rent to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit and Last Months Rent. Landlord shall not be required to keep the Security Deposit and Last Months Rent separate from its other accounts and no trust relationship is created with respect to the Security Deposit and Last Months Rent. Said Security Deposit and Last Months Rent shall not be mortgaged, assigned, transferred or encumbered by Tenant without the prior written consent of Landlord, and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord in any ease.

Landlord shall deliver any security deposits, last months rent or any other deposits made hereunder by Tenant to any party who legally acquires any of Landlord's rights or interest in the Premises, and in the event that such interest be sold or otherwise conveyed, thereupon Landlord shall be released from any further liability with respect to such deposits; and this provision shall also apply to any subsequent transferee of Landlord.

Section 13.3. SEVERABILITY: A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

Section 13.4. INTERPRETATION: The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other in any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors, or others using the Premises with Tenant's expressed or implied permission.

Section 13,5. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS: This Lease is the only agreement between the parties pertaining to the letting of the Premises to Tenant and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

Section 13.6. NOTICES: All notices required or permitted under this Lease shall be in writing and shall be personally delivered Or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Article 1, except that upon Tenant's taking possession of the Premises, the Premises shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Article 1. All notices shall be effective upon the date of delivery or the date delivery is attempted in accordance with this Lease. Either party may change its notice address upon written notice to the other party.

Section 13.7. WAIVERS: All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check will be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such cheek without being bound to the conditions of such statement.

Section 13.8. NO RECORDATION: Tenant shall not record this Lease without prior written consent from Landlord. However, Landlord may require that a "Short Form" memorandum of this Lease executed by both parties be recorded.

Section 13.9. BINDING EFFECT: CHOICE OF LAW: This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the State of Florida shall govern this Lease.

Section 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY: If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant. shall deliver to Landlord a copy of Tenant's partnership agreement or certificate of incorporation or limited partnership.

Section 13.11. JOINT AND SEVERAL LIABILITY: All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

Section 13.11. JOINT AND SEVERAL LIABILITY: All parties signing this Lease as Tenant shall bejointly and severally liable for all obligations of Tenant.

Section 13.12. FORCE MAJEURE: If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligation shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulations or restriction and weather conditions.

Section 13.13. EXECUTION OF LEASE: This Lease may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. The delivery of this Lease by Landlord to Tenant shall not be deemed to be an offer and shall not be binding upon either party until executed and delivered by both parties.

Section 13,14. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit.

Section 13.15. RIGHT TO RELOCATE. Landlord reserves the right to relocate Tenant during the term of this Lease or any renewal hereof, to office space of similar quality construction standards within Penn-Florida Commerce Center. If Landlord exercises this right to relocate Tenant, then any and all costs incident to said relocation shall be the responsibility of the Landlord; said costs to be determined prior to the relocation of Tenant. In the event Landlord elects to cause Tenant to relocate and a Relocation Space is not available within the Building, Landlord may elect, in its sole discretion, to either (i) not proceed with the relocation allowing Tenant to remain in the Premises or, (ii) terminate the Lease effective sixty (60) days following the Notice Date.

                           ARTICLE FOURTEEN: BROKERS.
                                             --------

Section 14.1. BROKER'S FEE: When this Lease is signed and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker, as provided in a separate written agreement between Landlord and Landlord's Broker. If a Tenant's Broker is named in Article I, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.

Section 14.2. NO OTHER BROKERS: Tenant and Landlord represent and warrant to each other that the Brokers named in Article 1 are the only agents, brokers, finders or other parties with whom either party has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Premises. Landlord and Tenant agree to indemnify and hold the other and the other's officers, directors, persons, agents and representatives harmless from and against any and all liabilities, damages, claims, costs, fees and expenses whatsoever (including, without limitation, reasonable attorneys' fees and costs at all trial and appellate levels) resulting from any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease,

                  ARTICLE FIFTEEN: RIDERS EXHIBITS & ADDENDA.
                                   --------------------------

Section 15.1. RIDER, EXHIBITS & ADDENDA: All of the riders, exhibits and addenda listed below are attached to this lease and made a part hereof: (i) Exhibit "A" Work Letter; (ii) Exhibit "B" - Legal Description of the Project; (iii) Exhibit "C" Memorandum Acknowledging Commencement Date and Lease Term; and (iv) Exhibit "D" - The Rules.

ALL AGREEMENTS AND UNDERSTANDINGS CONTAINED HEREIN, BY SIGNING BELOW WHERE INDICATED. TENANT AND LANDLORD ACKNOWLEDGE UNDERSTAND AND WARRANT TO EACH
OTHER. THAT OTHER THAN AS EXPRESSLY SET FORTH HEREIN IN WRITING. THERE ARE NO AGREEMENTS, UNDERSTANDINGS, PROMISES, STATEMENTS REPRESENTATIONS OR REPRESENTATIVES. INCLUDING WITHOUT LIMITATION REAL ESTATE BROKERS OR SALESPERSONS. WHICH EITHER PARTY HAS RELIED UPON IN ENTERING INTO THIS LEASE AND THAT THIS LEASE CONTAINS ALL OF THE AGREEMENTS OF THE PARTIES HERETO WITH RESPECT TO ANY MATTER COVERED OR MENTIONED IN THIS LEASE AND NO PRIOR ORAL OR WRITTEN AGREEMENTS OR UNDERSTANDINGS PERTAINING TO ANY SUCH MATTERS SHALL BE EFFECTIVE FOR ANY PURPOSE.


Landlord and Tenant have signed this Lease at the place and on the date specified adjacent to their signatures below and have initialed all Riders, Exhibits and Addenda, which are attached to or incorporated by reference in this Lease.


WITNESSES:                         TENANT: New Age Cities.Com, Inc.

/s/ [ILLEGIBLE]                    By: /s/ Dr. Kenneth Shenkman
------------------------              ------------------------
                                       Dr. Kenneth Shenkman

/s/ [ILLEGIBLE]                    As: PRESIDENT
------------------------              --------------------------

                                   Date: 10/18/99
                                        ------------------------

                                   At:  1141 South Rogers Circle, Suite #7
                                        Boca Raton, FL 33487

WITNESSES:                         LANDLORD:  Penn-Florida Venture IV,
                                              a Florida limited Partnership


/s/ [ILLEGIBLE]                    By: /s/ Mark A. Gensheimer
------------------------              ---------------------------
                                      Mark A. Gensheimer, President
                                      Penn-Florida Venture IV, Inc.,
                                      General Partner

/s/ [ILLEGIBLE]
------------------------

                                   Date: November 1, 1999
                                        ------------------------
                                        c/o Penn-Florida Capital Corp.
                                        1515 N. Federal Highway, Suite 306
                                        Boca Raton, Florida 33432


THE EXECUTION AND DELIVERY OF THIS LEASE INVOLVES SIGNIFICANT LEGAL CONSEQUENCES AND THE PARTIES HERETO SHOULD CONSULT THEIR RESPECTIVE ATTORNEY'S BEFORE ENTERING INTO SAME. NO REPRESENTATIONS OR RECOMMENDATIONS ARE MADE BY THE LANDLORD. ITS ACTUAL OR APPARENT AGENTS. EMPLOYEES OR REPRESENTATIVES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO.

                                   EXHIBIT "A"

                              WORK LETTER AGREEMENT

         THIS AGREEMENT (this "Work Letter") is attached to and made a part o that certain Office/Warehouse Lease Agreement (the "Lease') dated the 1st day of November 1, 1999, by and between Penn-Florida Venture IV ("Landlord"), and New Age Cities.Com, Inc. ("Tenant"). The terms, definitions and other provisions of the Lease are hereby incorporated in this Work Letter by reference. As an inducement to Tenant to enter into the Lease, and in consideration of the mutual covenants and conditions hereinafter set forth, Landlord and Tenant agree as follows:

          1. LEASEHOLD IMPROVEMENTS. The Leasehold Improvements shall be completed by Landlord in accordance with the terms of this Work Letter. The full scope of work anticipated hereunder shall be set forth on Exhibit "A-i" to this Work Letter which leasehold improvements shall be completed in accordance with the Building Standards as set forth in Section 8 of this Work Letter, and if deemed necessary by Landlord such improvements shall be further specified in greater detail in the Plans and Specifications as defined hereinafter. The Leasehold Improvements shall consist of the Existing Improvements, Landlord's Work and Tenant's Additional Work. "Existing Improvements" shall mean all improvements which exist in the Premises prior to any modifications required pursuant to this Work Letter.

          2. PLANS AND SPECIFICATIONS.
             -------------------------

          a) Landlord may, in Landlord's sole discretion, demand that all Leasehold Improvements, including modifications to the Existing Improvements (if any) required pursuant to this Work Letter, as set forth on Exhibit "A-1" to this Work Letter, be specified in a set of plans and specifications ("Plans and Specifications") in detail sufficient to comprehensively define the construction work to be performed hereunder and to satisfy applicable permitting regulations which may be imposed by any governmental authority or required pursuant to applicable building codes. The Plans and Specifications shall be prepared by an architect designated by Landlord ("Landlord's Architect"), and Tenant shall be available to meet with Landlord's Architect so as to assure that the Plans and Specifications can be submitted to Landlord following approval by Tenant within ten (10) days following Lease execution (or in the case of a modification to the original Plans and Specifications, within ten (10). days following the date upon which the need or request for such modification is initiated) for Landlord's final review and approval, which approval may be granted, withheld, or given conditionally subject to modification as determined by Landlord in Landlord's reasonable discretion within ten (10) days thereafter. If the Plans and Specifications are not approved by Landlord, Tenant shall have a period of ten
(10) days in which to work with Landlord's Architect to make any modifications to the Plans and Specifications as required by Landlord and then resubmit same to Landlord in final form. If Tenant fails to resubmit the Plans and Specifications in such form as Landlord shall require within such ten (10) day period, Landlord may terminate the Lease and retain all deposits and other amounts paid by Tenant or, at Tenant's sole expense, Landlord may prepare Plans and Specifications in accordance with Landlord's requirements, and the construction of the Leasehold Improvements shall proceed as if the final Plans and Specifications had been resubmitted by Tenant and approved by Landlord.

          b) Once accepted by Landlord in final form, the Plans and Specifications may be changed only with Landlord's approval, and Tenant shall be liable for any additional costs incurred by Landlord as a result of any such change. An original set of the Plans and Specifications and any modifications thereto, when accepted by Landlord, shall be initialed on each page by Landlord and Tenant and retained in Landlord's file as the conclusive evidence of the final form of the Plans and Specifications.

          e) Notwithstanding anything to the contrary contained herein, Landlord shall have the sole right to determine architectural design and the structural, mechanical and other standard details and specifications of the work to be performed pursuant to this Work Letter, including, without limitation, the type of materials and the manufacturer and supplier thereof.

          3. LANDLORD'S WORK. Landlord shall complete, at its sole expense, the items set forth on Exhibit "A-1" (and further specified in the Plans and Specifications, if applicable) identified as "Landlord's Work". Subject to the limitations set forth below, all costs incurred by Landlord associated with the completion of L.andlord's Work shall be considered "Landlord's Contribution" under this Work Letter, including but not limited to actual construction costs, the cost of preparation of Plans and Specifications for Landlord's Work, and a construction management fee in the amount of five percent (5%) of the total construction cost of Landlord's Work provided, however, in the event Landlord's Contribution exceeds, Forty-One Thousand Two Hundred Thirty-Eight Dollars and No Cents ($41,238.00) the amount by which the costs associated with the completion of Landlord's Work exceed Landlord's Contribution shall be considered a part of Tenant's Costs hereunder.

          4. TENANT'S ADDITIONAL WORK.
             -------------------------

          a) Any modifications to the Existing Improvements and any additional improvements specified in Exhibit "A-1" as "Tenant's Additional Work", and costs associated with any modifications on changes required to the scope of work set forth in Exhibit "A-1" or the Plans and Specifications following initial approval by Landlord and Tenant shall be collectively and separately considered Tenant's Additional Work, and shall be completed by Landlord at Tenant's sole cost and expense. All costs associated with the completion of Tenant's Additional Work shall be considered "Tenant's Costs" under the Lease, including but not limited to actual construction costs of Tenant's Additional Work, the cost of preparation of Plans and Specifications for Tenant's Additional Work, and a construction management fee in the amount of five percent (5%) of the total construction cost of Tenant's Additional Work. Tenant's Costs shall also include any expenses incurred by Landlord in the completion of Landlord's Work which exceed the limit of Landlord's Contribution as defined in Paragraph 3 of this Work Letter.

          b) In the event Tenant's Additional Work is set forth in Exhibit "A-1" Tenant shall pay, as an item of Tenant's Cost, the cost of the preparation or modification, as the case may be, of the Plans and Specifications by Landlord's Architect relative to Tenant's Additional Work, and Tenant shall cooperate with Landlord's Architect in accordance with the time frames established in Paragraph 2 of this Work Letter,

          5. PAYMENT OF TENANT'S COSTS.
             --------------------------

          a) Tenant shall pay to Landlord prior to commencement of initial construction of the Leasehold Improvements, or in the case of a modification to the scope of work set forth in the initial ~ Plans and Specifications prior to the commencement of the construction of Tenant's Additional Work, an amount equal to fifty percent (50%) of Tenants Costs, as estimated by Landlord at such time.

          b) Prior to occupancy of the Premises, Tenant shall pay to Landlord the unpaid balance of Tenant's Costs, as estimated by Landlord at such time.

          c) As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay to Landlord the entire unpaid balance of Tenant's Costs, or Landlord shall reimburse Tenant with any excess amounts paid, as the case may be.

     Tenant's Costs shall constitute additional rent due under the Lease and shall be due at the time herein above specified. Tenant's failure to make such payments when due shall constitute a default under the Lease, entitling Landlord to all of its remedies thereunder, at law and in equity.

             6. DELAY IN COMPLETION. Landlord shall cause the Leasehold Improvements to be substantially completed prior to the Commencement Date set forth in Section 1.2 of the Lease. If by such Commencement Date the Leasehold Improvements are not substantially completed as a result of:

             a) Tenant's failure to submit the Plans and Specifications (or any necessary modifications or additions thereto) within the time periods specified in this Work Letter; or

             b) Tenant's specifications of special materials or finishes or specific vendors, or special installations other than those provided as Building Standard which cannot be delivered or completed within Landlord's construction schedule; or

     c) Any change in the Plans and Specifications once approved and accepted by Landlord; or

     d) The performance of or the failure to perform any work or installation by any person or firm employed by Tenant to do any work on the Premises; or -

     e) Any other delay which is attributable to Tenant's act or omission;

     then, Landlord shall have no liability for such failure to complete, the Commencement Date shall not be postponed as a result thereof, and Tenant's obligations under this Lease (including, without limitation, the obligation to pay rent) shall nonetheless commence as of the Commencement Date. Any material or item to be supplied by Tenant shall be provided on site in order not to delay Landlord's construction.

     7. CONTRACTOR'S) AND PERMITS. Landlord shall use its own contractor's) and shall obtain all governmental permits which are necessary to complete the Leasehold Improvements, with the exception of any improvements (whether or not shown in the Plans and Specifications) which Landlord and Tenant agree in writing shall be constructed or installed by Tenant. If the parties hereto agree that Tenant shall undertake to construct or install some portion of the improvements, then Tenant shall use contractors which have been approved by Landlord, Tenant shall be responsible for obtaining all necessary permits and approvals for such work, and Tenant shall comply with such other requirements as may be imposed by Landlord. In such event, Landlord shall permit Tenant and Tenant's contractors to enter the Premises prior to the Commencement Date to perform such construction or installation. Landlord shall not be liable in any way for any injury, loss, damage or delay which may be caused by or arise from such entry by Tenant, its employees or contractors, and Tenant shall indemnify, defend and hold Landlord harmless from any loss, damage or expense which may be incurred in connection with such entry.

     8. BUILDING STANDARD IMPROVEMENTS. For the purposes of establishing a standard quality and quantity for materials and finishes comprising the Leasehold Improvements, Landlord, in Landlord's sole discretion, has established the following "Building Standard" items (also referred to as "Building Standards"):


     DRYWALL
          Demising Partitions                 Typ. 1-hr. Rated wall assembly, slab to deck construction separating office area from warehouse and from adjacent tenants.
                                              Wall cavity to be insulated.
          Restroom Partitions                 Typ. insulated partition 9'-O" aff.
          Interior Partitions                 Typ. interior partitions; 3 5/8" mtl. studs with 5/8" drywall each side, wall to be constructed from slab to underside of ceiling.
          Perimeter Partitions                Exterior walls to be insulated & finished, ready to receive paint.

     CEILINGS
          Office Space                        2'-O" x 4'-O" lay-in suspended ceiling on exposed grid system, 9'-O" aff-lst floor - 8'-6" aff 2~ floor.
     PAINTING
          Office Space                        Two (2) coats latex wail paint on all drywall surfaces (including restroom) Two
                                              (2) coats semi-gloss enamel paint on all doors.
          Warehouse                           Warehouse area to remain unpainted.


     PLUMBING
          Single Restroom                     Complete standard ADA accessible restroom with cold water service only. Provide stub-in for future restroom.

     H.V.A.C.
          Office Space                        Five (5) ton package unit to accommodate office area only. Provide exhaust fan at restroom.
          Warehouse                           One (1) roof fan for air circulation



     ELECTRIC
          Office Space                        400 amp service per bay
                                              2'-O" x 4'-O" acrylic lay-in lights (energy efficient). One (1) per 90 sf of office area.
          Warehouse                           Standard electric per code.
                                              8'-O" twin fluorescent strip lights
                                              suspended at 16"-O" aff, one (1) light per 500 s.f.
     FLOORING                                 Allowance of six (6) duplex outlets. Standard electric per code.
          Office Space                        24 oz. "loop" style carpet, direct glue down installation with 4"
                                              vinyl base.
          Warehouse                           12" x 12" vinyl tile with 4" vinyl base at restroom.
                                              Existing concrete slab to remain.

     DOORS & HARDWARE
          Office Space                        One (1) "C" label fire rated door & frame separating warehouse and office.
                                              Interior doors to be 3 `-0" ~ 6"-8" hollow core wood pre-hung on wood frames with ADA accessible hardware.
          Warehouse                           One (1) l0'-O" w x 12'-o" h manually operated
                                              overhead door One (1) 3'-O" X 6'-8" hollow metal man door

     FIRE SECURITY & EQUIPMENT
          Office Space                        Fire sprinkler coverage per code
                                              Fire extinguishers per code
     SPECIALTIES
          Restroom                            Typ. accessories including grab bars, toilet paper dispensers and vanity mirror.


          The quantity of materials included within the Allowance Items shall, when expressed above as a quantity per square foot, be calculated on the basis of the net usable area within the demising walls of the Premises as determined by Landlord. Landlord may change the Building Standards at any time without notice. All Leasehold Improvements in the Premises shall conform with Landlord's Building Standards then in effect unless otherwise mutually agreed to in Exhibit "A-1" or the Plans and Specifications. In the event improvements are required pursuant to Exhibit "A-1" or the Plans and Specifications, and the type and quality of such items are not specified therein, such improvements shall be completed in accordance with the Building Standards.

          9. SUBSTITUTIONS AND CREDITS. With Landlord's prior written consent, Tenant may substitute items or materials for Building Standard items or materials; however, no credit shall be due Tenant for any cost savings resulting from such substitution.

          10. WINDOW COVERINGS. Window coverings shall not be required by Landlord. If Tenant desires window coverings, Tenant shall request Landlord to provide, at Tenant's sole expense, blinds specified by Landlord as the standard window treatment for the Building ("Standard Blinds"). No window treatment other than the Standard Blinds shall be permitted without the prior written consent of Landlord.

          ii. SUBSTANTIAL COMPLETION. The Leasehold Improvements shall be substantially completed at such time as such improvements are sufficiently complete so as to allow Tenant to occupy the Premises for the use and purpose for which the Premises are intended, as evidenced by the issuance of a certificate of occupancy by the City of Boca Raton, Florida. Landlord, its employees, agents and contractors shall be allowed to enter upon the Premises at any and all reasonable time following the Commencement Date as is necessary to complete any unfinished details, and such entry shall not constitute an actual or constructive eviction of Tenant, in whole or part, nor shall it entitle Tenant to any abatement or diminution of rent or relieve Tenant from any of its obligations under the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter.

WITNESSES:                         TENANT: New Age Cities.Com, Inc.

/s/ [ILLEGIBLE]                    By: /s/ Dr. Kenneth Shenkman
------------------------              ------------------------
                                       Dr. Kenneth Shenkman

/s/ [ILLEGIBLE]                    As: PRESIDENT
------------------------              --------------------------

                                   Date: 10/18/99
                                        ------------------------

                                   At:  1141 South Rogers Circle, Suite #7
                                        Boca Raton, FL 33487

WITNESSES:                         LANDLORD:  Penn-Florida Venture IV,
                                              a Florida limited Partnership


/s/ [ILLEGIBLE]                    By: /s/ Mark A. Gensheimer
------------------------              ---------------------------
                                      Mark A. Gensheimer, President
                                      Penn-Florida Venture IV, Inc.,
                                      General Partner

/s/ [ILLEGIBLE]
------------------------

                                   Date: November 1, 1999
                                        ------------------------
                                        c/o Penn-Florida Capital Corp.
                                        1515 N. Federal Highway, Suite 306
                                        Boca Raton, Florida 33432

                                  EXHIBIT "A-1"


                         LEASEHOLD IMPROVEMENTS - Page 1


                               [GRAPHIC OMMITTED]


                                                           MUMMAW
                                                       ASSOCIATES, INC.

                                                         ARCHITECTS
                                                     INTERIOR DESIGNERS
                                                       CUSTOM BUILDERS
                                                  2350 NW. BOCA RATON BLVD.
                                                  BOCA RATON, FLORIDA 26431
                                                        (368) 261-0875
                                                          [ILLEGIBLE]
                                                          [ILLEGIBLE]
                                                          [ILLEGIBLE]

   EC SUITE BAY #7 - 1st Floor                          PENN-FLORIDA
   ---------------------------                        REALTY CORPORATION
   PENN-FLORIDA COMMERCE CENTER
     1141 SOUTH ROGERS CIRCLE                      ATRIUM FINANCIAL CENTER
       BOCA RATON, FLORIDA                         1515 N. FEDERAL H/WAY
          DATE: 03-04-99                                  SUITE 506
                                                BOCA RATON, FLORIDA [ILLEGIBLE]

                                                   --------------------------

                                  EXHIBIT "A-1"

                         LEASEHOLD IMPROVEMENTS - Page 2

                               [GRAPHIC OMMITTED]


                                                           MUMMAW
                                                       ASSOCIATES, INC.

                                                         ARCHITECTS
                                                     INTERIOR DESIGNERS
                                                       CUSTOM BUILDERS
                                                  2350 NW. BOCA RATON BLVD.
                                                  BOCA RATON, FLORIDA 26431
                                                        (368) 261-0875
                                                          [ILLEGIBLE]
                                                          [ILLEGIBLE]
                                                          [ILLEGIBLE]

   EC SUITE BAY #7 - 2st Floor                          PENN-FLORIDA
   ---------------------------                        REALTY CORPORATION
   PENN-FLORIDA COMMERCE CENTER
     1141 SOUTH ROGERS CIRCLE                      ATRIUM FINANCIAL CENTER
       BOCA RATON, FLORIDA                         1515 N. FEDERAL H/WAY
          DATE: 03-04-99                                  SUITE 506
                                                BOCA RATON, FLORIDA [ILLEGIBLE]

                                                   --------------------------

                                   EXHIBIT "B"

                                LEGAL DESCRIPTION
                                -----------------





LOTS 17 AND 18, BLOCK 4, SOUTH CONGRESS INDUSTRIAL CENTER, PLAT BOOK 33, PAGES 45 AND 46, PALM BEACH COUNTY, FLORIDA.

                                   EXHIBIT "C"

            MEMORANDUM ACKNOWLEDGING COMMENCEMENT DATE AND LEASE TERM
            ---------------------------------------------------------


This will acknowledge that Penn-Florida Venture IV, a Florida limited partnership (Landlord) and New Age Cities.Com, Inc. a Florida corporation (Tenant) have agreed to a commencement date of __________________ 1999 for Suite #7 located in Penn-Florida Commerce Center.

The entire Lease will be in effect for a period of sixty (60) months and will expire on

----------------------------

This date shall become binding on both Landlord and Tenant.

All other terms and conditions of the executed Lease shall govern.


TENANT:                                LANDLORD:

New Age Cities.Com, Inc.               Penn-Florida Venture IV Ltd.,
                                       a Florida limited partnership


By: /s/ Dr. Kenneth Shenkman
   ----------------------------
   Dr. Kenneth Shenkman, President     By: /s/ Mark A. Gensheimer
                                          -----------------------------
                                           Mark A. Gensheimer, President
Date:                                      Penn-Florida Venture IV, Inc.
     -----------------------------         General Partner

                                       Date:
                                            -----------------------------


                                      SIGN
                                     & DATE


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

                                   EXHIBIT "D"


                              RULES AND REGULATIONS

Tenant shall comply with the following Rules and Regulations:

1. The sidewalks, entrances, passages, courts, vestibules and stairways shall not be obstructed or used for any purpose other that ingress or egress. The passages, entrances, stairways, and roof are not for use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation or interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent normal access to the Premises by persons with whom Tenant deals in the ordinary course of its business unless such persons are engaged in illegal activities. Neither Tenant nor any employee of Tenant or other person or persons shall go upon the roof of the Building without the prior written consent of Landlord and proper insurance coverage as called for in the Lease. In all cases Tenant shall mean Tenant, its agents, employees, contractors, invitees or assigns as defined in the Lease.

2. No awnings or other projections shall be attached to the outside walls of the Building.

3. No sign, advertisement or notice shall be exhibited, painted or affixed by Tenant on any part of, or so as to be seen from the outside of the Premises or the Building without the prior written consent of Landlord, and for uniformity all shades, drapes, blinds and other window coverings visible from outside the Premises shall be subject to Landlord's prior written consent (and then, in each such case, subject to such restrictions as Landlord shall impose as a condition to such consent). In the event of the violation of any of the foregoing by Tenant, Landlord may remove the same without any liability, and shall charge the expense incurred in such removal to Tenant. All approved signs or lettering on doors and walls shall be printed, affixed, and inscribed at the expense of Tenant by a person approved by Landlord, and shall be in such location, color, size, type style and material as selected by Landlord in its sole discretion.

4. No bicycles, vehicles, or animals of any kind (except for guide-dogs for the blind) shall be brought into or kept in or about the Premises. No cooking shall be done or permitted by Tenant on the Premises without the prior written consent of Landlord (and then subject to such restrictions as Landlord shall impose as a condition to such consent) except that the preparation of coffee, tea, hot chocolate and similar items for Tenant shall be permitted. Tenant shall not cause or permit any unusual or objectionable odors to escape from the Premises.

5. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

6. No curtains, draperies, shutters, bars, blinds, shades, screens or other covering or decoration of any type may be installed by Tenant or used in connection with any windows, doors, or walls of the Building or the Premises without the written approval from the Landlord, in which case all such items shall be installed inbound of Landlord's standard under covering and shall in no way be visible from the exterior of the Premises. Installation and use of lighting which is visible from the exterior of the Premises, except for building standard lights, as subject to the prior written approval of Landlord.

7. Tenant shall not at any time bring or keep in the Premises any inflammable, combustible or explosive fluid, chemical or substance, nor do or permit anything to be done on the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on Building or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or other governmental authority or the fire laws, or with any Certificate of Occupancy or insurance policy upon the Building or any part thereof, or with any rules and ordinances established by the Board of Health or any other governmental authority.

8. Canvassing, soliciting and peddling at the Building are prohibited and Tenant shall cooperate to prevent same.


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

9. No Tenant shall alter any lock or access device or any bolt on any door of its Premises without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

10. No air-conditioning unit or other similar apparatus shall be installed or used by Tenant without the prior written consent of Landlord (and then subject to such restrictions as Landlord may impose as a condition to such consent).

11.- If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with Landlord's instructions in their installation. Landlord will direct electricians as to where and how telephone, telegraph, electrical and computer wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without the prior written consent of Landlord (and then subject to such restrictions as Landlord may impose as a condition to such consent). The location of telephones, burglar alarms, call boxes and other office equipment affixed to the Premises shall be subject to approval of Landlord.

12. No Tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

13. No Tenant shall place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to any and which is allowed by law. No Tenant shall mark, or drive nails, screws or drill into, the partitions, woodwork or plaster or in any way deface such Premises or any part thereof.

14. All loading and unloading of goods shall be done only in areas, and through the entrances designated for such purposes by Landlord.

15. The delivery or shipping of merchandise, supplies and fixtures to and from the Premises shall be subject to such Rules and Regulations as in the judgement of the Landlord are necessary for the proper operation of the entire Building.

16. At Tenant's sole cost and expense, Tenant shall pay for the removal of any of Tenant's trash or rubbish from Tenant's Premises.

17. All parking ramps and areas, truck courts, pedestrian walkways, plazas and other public areas shall be under the sole and absolute control of Landlord, who shall have the exclusive right to regulate and control these areas. The Tenant in use of said parking areas, agrees to comply with any such reasonable rules and regulations as the Landlord may adopt from time to time for orderly and proper operation of said parking areas.

18. The parking lots shall be used for the parking of personal transportation vehicles (cars, pickups, bicycles, motorcycles, etc.) only. The parking lots and truck courts shall not be used for any other use including, without limitation, washing or repairing vehicles, overnight parking or other storage of vehicles, or loading and unloading (except in such zones as Landlord may from time to time designate for such purposes).

19. Landlord shall have no obligation to maintain any attendant at or for the parking lots or truck courts. Landlord shall have no obligation or liability to Tenant for any loss or damage suffered to property or persons on account of the use or misuse of the parking lots or truck courts by persons other than Landlord.

20. Landlord reserves the right to use the parking lots or truck courts for such other purposes as Landlord may from time to time designate, provided any such other purpose does not unreasonably interfere with the use of the parking lots or truck courts by tenant for purposes of conducting Tenant's business on the Premises.

21. Landlord reserves the right to tow, or cause to be towed, any vehicle on account of any violation of these Rules and Regulations, and the costs thereof shall be borne by Tenant, or the owner or driver of any such vehicle.

22. Tenant shall also comply with Landlord's Rules and Regulations respecting the management, care and safety of the common areas of the Building and grounds, including parking areas, trash bin area, landscaped areas, walkways, hallways and other facilities provided for the common use and convenience of other occupants.

23. Tenant's use of electric current shall not exceed the capacity of the Building's existing electrical facilities and Tenant shall not use any computer or other electrical equipment which in Landlord's sole judgment will overload such facilities or interfere with the use thereof by other Building tenants.

24. Tenant shall not accumulate or store in the Premises or on the parking areas or truck courts any waste or discarded paper, shipping pallets, shipping crates, sweepings, rags, rubbish or other combustibles, nor bring or permit to be brought into the Premises any inflammable, combustible or explosive fluid, material chemical or substance.

25. Tenant shall not install or affix satellite dishes, antennas or other communications apparatus to the Building without Landlord's prior written consent. Landlord shall retain sole discretion to consent to specific methods of attachment thereto. No aerial or any other item requiring a roof penetration shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of the Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Tenant shall be responsible for the cost of any removal and/or repair of any roof or Building penetration installation caused by Tenant. Tenant shall in no way shall interfere with reception or transmission of signals to of from the Building or other tenants.

26. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Landlord.

27. The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by the Tenant to the satisfaction of the Landlord, and Tenant shall not place or permit any obstructions or merchandise in such areas.

28. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expenses of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents, or invitees shall, have caused it.

29. At Tenant's sole cost and expense, Tenant shall use for pest extermination within Tenant's Premises a pest extermination contractor as such intervals as Landlord may require.

30. Tenant shall not burn any trash or garbage of any kind in or about the Premises.

31. Tenant shall, at Tenant's cost, comply with all requirements, regarding the installation and periodic maintenance of fire extinguishers or automatic dry chemical extinguishing system, as necessary for maintenance of reasonable fire and extended coverage insurance for the Premises and as required by applicable code.

32. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

33. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

34. Tenant shall comply with all energy conservation, safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

35. The requirements of Tenants will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless upon special instructions from Landlord, and no employees will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

36. All wallpaper or vinyl fabric materials which Tenant may install on painted walls shall be applied with a strippable adhesive. The use of non-strippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

37. Tenant shall provide and maintain hard surface protective mats under all desk chairs which are equipped with casters to avoid excessive wear and tear to carpeting. If Tenant fails to provide such mats, the cost of carpet repair or replacement made necessary by such wear and tear shall be charged to and paid for by Tenant.

38. Tenant will refer all contractors, contractors representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

39. Tenant shall familiarize each of its employees, and vendors with the portions of this Exhibit pertinent to them.

40. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease.

41. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

42. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein, and any such other rules and regulations shall be binding upon the party hereto with the same force and effect as if they had been established at the time of lease execution.

                         STATEMENT OF AGENCY DISCLOSURE



RE:       PROPERTY:      PENN-FLORIDA COMMERCE CENTER

          LESSOR:        PENN-FLORIDA VENTURE IV, a Florida limited partnership

          LESSEE:        NEW AGE CITIES.COM, INC.


Pursuant to Chapter 475, Florida Statutes, Rule 21V-l0033 Agency Disclosure, Penn-Florida Realty Corporation (`PFRC") hereby notifies the undersigned that in the transaction referenced above, PFRC represents:

         (x)      Seller/Lessor

         ( )      Buyer/Lessee


The undersigned hereby acknowledges receipt of this Statement prior to the execution of the subject contract/lease.


LESSOR:                                     LESSEE:


Penn Florida Venture IV Ltd,
a Florida limited partnership               New Age Cites.Com, Inc.

By: /s/ Mark A. Gensheimer                  By: /s/ Dr. Kenneth Shenkman
   --------------------------                  --------------------------
    Mark A. Gensheimer, President              Dr. Kenneth Shenkman, President
    Penn-Florida Venture IV, Inc.
    General Partner                         Date:  10/18/99
                                                 -------------------------

Date:  November 1, 1991
     -------------------------


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